UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06730

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Large Cap Growth Fund

July 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 14, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Large Cap Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. AllianceBernstein L.P. (the “Adviser”) tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, “large capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index.

The Adviser expects that normally the Fund will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. Normally, the Fund invests in about 50-70 companies.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended July 31, 2012.

The Fund underperformed its benchmark for both the six- and 12-month periods, before sales charges. For both periods, stock selection was the largest detractor from returns. In a period when investors seeking short-term safety favored less volatile stocks with stable earnings, the Fund’s emphasis on stocks with superior forecast earnings growth over the long term detracted from performance. In this setting, stock selection detracted the most from relative returns, but the Fund’s large underweight in the stable, low-growth, consumer staples sector also detracted.

For both periods, stock selection was weakest in the financials, energy and technology sectors. Stock selection in the industrials sector benefited the Fund for both periods, as did an overweight to the energy sector.

The Fund utilized written options, which added to performance, and purchased options, which detracted from performance, for hedging purposes, during both the six- and 12-month periods.

Market Review and Investment Strategy

The Large Cap Growth Investment Team (the “Team”) remains confident that the Fund’s strategy will succeed as the market comes to recognize the benefits of the Fund’s focus on superior long-term earnings growth as well as profitability and balance sheet flexibility.

In the Team’s view, the most severe overhang on the capital markets at

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	1

present is the European sovereign-debt crisis. While the Team is cautiously optimistic about the latest rescue plan, the Team is mindful that such plans can unravel. The Team’s belief has always been that any rescue plan put forth by European leaders must address the structural imbalances of the euro area that precipitated the crisis and provide a strategy to spur economic growth in the region. The Team believes that, if the rescue plan does not do both, then global financial markets will continue to be roiled by spiking volatility and protracted periods of high correlation among stocks as Europe’s policymakers move from one crisis management situation to the next.

The Team has constructed the Fund in such a way as to reduce exposure to economically sensitive stocks. In line with the Fund’s investment philosophy, the Team continues to identify companies with high growth rates, healthy returns on equity and valuations that, in the Team’s view, do not adequately capture their upside potential.

2	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Large Cap Growth Fund*
Class A	2.82%	4.51%

Class B**	2.33%	3.56%

Class C	2.45%	3.68%

Advisor Class†	2.94%	4.71%

Class R†	2.70%	4.29%

Class K†	2.82%	4.60%

Class I†	3.04%	4.90%

Russell 1000 Growth Index	5.27%	8.26%

*     Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2012, by 2.49% and 2.81%, respectively. Includes the impact of proceeds received and credited to the Fund resulting from third-party regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2012 by 0.05%.

**    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/31/02 TO 7/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Fund Class A shares (from 7/31/02 to 7/31/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.51%	0.07%
5 Years	4.82%	3.91%
10 Years	6.34%	5.88%

Class B Shares
1 Year	3.56%	-0.44%
5 Years	3.90%	3.90%
10 Years(a)	5.68%	5.68%

Class C Shares
1 Year	3.68%	2.68%
5 Years	3.97%	3.97%
10 Years	5.53%	5.53%

Advisor Class Shares†
1 Year	4.71%	4.71%
5 Years	5.05%	5.05%
10 Years	6.62%	6.62%

Class R Shares†
1 Year	4.29%	4.29%
5 Years	4.66%	4.66%
Since Inception*	5.73%	5.73%

Class K Shares†
1 Year	4.60%	4.60%
5 Years	4.95%	4.95%
Since Inception*	6.29%	6.29%

Class I Shares†
1 Year	4.90%	4.90%
5 Years	5.32%	5.32%
Since Inception*	6.68%	6.68%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.40%, 2.18%, 2.13%, 1.10%, 1.55%, 1.27% and 0.94% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.25% for Class A shares. These waivers/reimbursements extend through November 1, 2012, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower for Class A shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-3.08%
5 Years	3.26%
10 Years	4.86%

Class B Shares
1 Year	-3.78%
5 Years	3.25%
10 Years(a)	4.65%

Class C Shares
1 Year	-0.69%
5 Years	3.31%
10 Years	4.51%

Advisor Class Shares†
1 Year	1.30%
5 Years	4.38%
10 Years	5.59%

Class R Shares†
1 Year	0.96%
5 Years	4.00%
Since Inception*	5.51%

Class K Shares†
1 Year	1.23%
5 Years	4.29%
Since Inception*	6.03%

Class I Shares†
1 Year	1.60%
5 Years	4.66%
Since Inception*	6.43%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,028.20	$6.30	1.25%
Hypothetical**	$1,000	$1,018.65	$6.27	1.25%
Class B
Actual	$1,000	$1,023.30	$10.61	2.11%
Hypothetical**	$1,000	$1,014.37	$10.57	2.11%
Class C
Actual	$1,000	$1,024.50	$10.27	2.04%
Hypothetical**	$1,000	$1,014.72	$10.22	2.04%
Advisor Class
Actual	$1,000	$1,029.40	$5.10	1.01%
Hypothetical**	$1,000	$1,019.84	$5.07	1.01%
Class R
Actual	$1,000	$1,027.00	$7.81	1.55%
Hypothetical**	$1,000	$1,017.16	$7.77	1.55%
Class K
Actual	$1,000	$1,028.20	$6.20	1.23%
Hypothetical**	$1,000	$1,018.75	$6.17	1.23%
Class I
Actual	$1,000	$1,030.40	$4.09	0.81%
Hypothetical**	$1,000	$1,020.84	$4.07	0.81%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,637.1

TEN LARGEST HOLDINGS**

July 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$128,571,087	7.9%
Google, Inc. – Class A	68,249,990	4.2
Walt Disney Co. (The)	57,718,861	3.5
Schlumberger Ltd.	56,717,259	3.5
UnitedHealth Group, Inc.	52,775,613	3.2
Danaher Corp.	42,933,316	2.6
QUALCOMM, Inc.	39,373,582	2.4
Philip Morris International, Inc.	39,089,594	2.4
Cognizant Technology Solutions Corp. – Class A	38,220,970	2.3
Oracle Corp.	36,884,015	2.2
	$560,534,287	34.2%

*	All data are as of July 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

**	Long-term investments.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.5%
Technology – 32.6%
Communications Technology – 2.4%
QUALCOMM, Inc.	659,745	$39,373,582

Computer Services, Software & Systems – 19.9%
ANSYS, Inc.(a)	382,360	22,926,306
Citrix Systems, Inc.(a)	476,340	34,620,391
Cognizant Technology Solutions Corp. – Class A(a)	673,260	38,220,970
F5 Networks, Inc.(a)	248,360	23,191,857
Google, Inc. – Class A(a)	107,825	68,249,990
Informatica Corp.(a)	192,660	5,685,397
Intuit, Inc.	428,085	24,837,492
LinkedIn Corp.(a)	86,990	8,929,523
Oracle Corp.	1,221,325	36,884,015
Rackspace Hosting, Inc.(a)	211,450	9,278,426
Red Hat, Inc.(a)	366,330	19,657,268
Salesforce.com, Inc.(a)(b)	66,020	8,210,247
TIBCO Software, Inc.(a)	897,765	25,218,219

		325,910,101

Computer Technology – 8.7%
Apple, Inc.(a)	210,510	128,571,087
EMC Corp./MA(a)	525,813	13,781,559

		142,352,646

Semiconductors & Component – 1.6%
Broadcom Corp. – Class A(a)	338,457	11,466,923
Xilinx, Inc.	445,220	14,425,128

		25,892,051

		533,528,380

Consumer Discretionary – 17.5%
Cable Television Services – 1.8%
Comcast Corp. – Class A	882,200	28,715,610

Casinos & Gambling – 1.2%
Las Vegas Sands Corp.	559,160	20,364,607

Consumer Services: Misc. – 1.4%
eBay, Inc.(a)	499,445	22,125,413

Cosmetics – 0.9%
Estee Lauder Cos., Inc. (The) – Class A	285,520	14,955,538

Diversified Retail – 0.7%
Dollar General Corp.(a)	238,390	12,160,274

Entertainment – 3.5%
Walt Disney Co. (The)	1,174,580	57,718,861

10	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Time – 0.9%
priceline.com, Inc.(a)(b)	23,490	$15,544,273

Recreational Vehicles & Boats – 0.7%
Harley-Davidson, Inc.	255,787	11,057,672

Restaurants – 2.6%
Chipotle Mexican Grill, Inc. – Class A(a)	84,560	24,719,425
Starbucks Corp.	388,836	17,606,494

		42,325,919

Textiles, Apparel & Shoes – 3.8%
Coach, Inc.	535,350	26,408,815
PVH Corp.	236,750	18,805,053
VF Corp.	112,000	16,721,600

		61,935,468

		286,903,635

Health Care – 13.7%
Biotechnology – 1.4%
Biogen Idec, Inc.(a)	151,622	22,111,036

Health Care Management Services – 3.2%
UnitedHealth Group, Inc.	1,032,993	52,775,613

Health Care Services – 1.6%
Express Scripts Holding Co.(a)	199,377	11,551,903
McKesson Corp.	167,030	15,154,632

		26,706,535

Medical & Dental Instruments & Supplies – 0.6%
Stryker Corp.(b)	177,310	9,225,439

Medical Equipment – 3.8%
Covidien PLC	528,915	29,555,770
IDEXX Laboratories, Inc.(a)	276,105	24,344,178
Illumina, Inc.(a)(b)	220,026	9,124,478

		63,024,426

Pharmaceuticals – 3.1%
Allergan, Inc./United States	342,260	28,089,278
Gilead Sciences, Inc.(a)(b)	242,130	13,154,923
Perrigo Co.	79,520	9,066,871

		50,311,072

		224,154,121

Energy – 10.6%
Oil Well Equipment & Services – 8.2%
FMC Technologies, Inc.(a)	277,450	12,518,544
Halliburton Co.	460,690	15,262,660
National Oilwell Varco, Inc.	356,630	25,784,349
Oceaneering International, Inc.	444,930	22,998,431
Schlumberger Ltd.	795,920	56,717,259

		133,281,243

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil: Crude Producers – 2.4%
EOG Resources, Inc.	193,280	$18,943,373
Noble Energy, Inc.	236,277	20,657,698

		39,601,071

		172,882,314

Producer Durables – 8.9%
Aerospace – 1.6%
Boeing Co. (The)	358,240	26,477,518

Diversified Manufacturing Operations – 3.8%
Danaher Corp.	812,977	42,933,316
Dover Corp.	344,830	18,782,890

		61,716,206

Scientific Instruments: Control & Filter – 2.1%
Flowserve Corp.	101,946	12,231,481
Rockwell Automation, Inc.	166,870	11,240,363
Roper Industries, Inc.	114,810	11,417,855

		34,889,699

Scientific Instruments: Electrical – 1.4%
AMETEK, Inc.	333,618	10,342,158
Emerson Electric Co.	247,800	11,837,406

		22,179,564

		145,262,987

Financial Services – 5.3%
Asset Management & Custodian – 1.0%
Affiliated Managers Group, Inc.(a)	142,580	15,910,502

Diversified Financial Services – 1.6%
Blackstone Group LP	1,183,894	16,396,932
Goldman Sachs Group, Inc. (The)	98,115	9,899,804

		26,296,736

Financial Data & Systems – 1.5%
Visa, Inc.—Class A	186,530	24,075,427

Real Estate – 0.5%
CBRE Group, Inc.(a)	554,986	8,646,682

Securities Brokerage & Services – 0.7%
IntercontinentalExchange, Inc.(a)	94,750	12,433,095

		87,362,442

Materials & Processing – 3.6%
Copper – 0.6%
Freeport-McMoRan Copper & Gold, Inc.	276,490	9,309,418

Fertilizers – 1.5%
Monsanto Co.	280,278	23,997,402

Metal Fabricating – 1.5%
Precision Castparts Corp.	161,610	25,140,052

		58,446,872

12	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 3.3%
Foods – 0.9%
Hershey Co. (The)	205,860	$14,768,396

Tobacco – 2.4%
Philip Morris International, Inc.	427,489	39,089,594

		53,857,990

Total Common Stocks (cost $1,495,636,287)		1,562,398,741

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $40,888,056)	40,888,056	40,888,056

Total Investments Before Security Lending Collateral for Securities Loaned – 98.0% (cost $1,536,524,343)		1,603,286,797

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.6%
Investment Companies – 0.6%
AllianceBernstein Exchange Reserves – Class I, 0.19%(c) (cost $10,264,975)	10,264,975	10,264,975

Total Investments – 98.6% (cost $1,546,789,318)		1,613,551,772
Other assets less liabilities – 1.4%		23,523,662

Net Assets – 100.0%		$1,637,075,434

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2012

Assets
Investments in securities, at value Unaffiliated issuers (cost $1,495,636,287)	$1,562,398,741 (a)
Affiliated issuers (cost $51,153,031—including investment of cash collateral for securities loaned of $10,264,975)	51,153,031
Receivable for investment securities sold	8,457,492
Receivable for capital stock sold	1,757,877
Dividends and interest receivable	708,522
Receivable from class action settlement proceeds	38,625,159

Total assets	1,663,100,822

Liabilities
Payable for collateral received on securities loaned	10,264,975
Payable for investment securities purchased	8,634,222
Payable for capital stock redeemed	4,531,359
Advisory fee payable	1,403,051
Distribution fee payable	443,855
Transfer Agent fee payable	323,861
Administrative fee payable	22,257
Accrued expenses	401,808

Total liabilities	26,025,388

Net Assets	$1,637,075,434

Composition of Net Assets
Capital stock, at par	$60,741
Additional paid-in capital	1,644,992,667
Accumulated net investment loss	(3,905,648)
Accumulated net realized loss on investment and foreign currency transactions	(70,834,780)
Net unrealized appreciation on investments	66,762,454

$1,637,075,434

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$940,130,091	34,399,110	$27.33	*

B	$56,494,193	2,429,520	$23.25

C	$190,857,878	8,154,442	$23.41

Advisor	$361,700,099	12,605,202	$28.69

R	$13,455,037	498,398	$27.00

K	$42,489,983	1,533,068	$27.72

I	$31,948,153	1,121,621	$28.48

(a)	Includes securities on loan with a value of $9,847,960 (see Note E).

*	The maximum offering price per share for Class A shares was $28.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $24,862)	$18,154,410
Affiliated issuers	59,581
Securities lending income	26,039	$18,240,030

Expenses
Advisory fee (see Note B)	12,327,324
Distribution fee—Class A	2,842,038
Distribution fee—Class B	655,993
Distribution fee—Class C	1,935,123
Distribution fee—Class R	52,197
Distribution fee—Class K	99,356
Transfer agency—Class A	2,573,866
Transfer agency—Class B	244,725
Transfer agency—Class C	594,710
Transfer agency—Advisor Class	956,765
Transfer agency—Class R	27,142
Transfer agency—Class K	77,575
Transfer agency—Class I	22,920
Printing	297,467
Custodian	212,635
Registration fees	93,360
Administrative	64,667
Directors’ fees	50,710
Legal	45,335
Audit	40,266
Miscellaneous	50,958

Total expenses	23,265,132
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,172,888)

Net expenses		22,092,244

Net investment loss		(3,852,214)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(59,284,949	)(a)
Options written		4,330,752
Net change in unrealized appreciation/ depreciation of:
Investments		124,858,549
Options written		417,070

Net gain on investment transactions		70,321,422

Net Increase in Net Assets from Operations		$66,469,208

(a)	Includes class action settlement proceeds of $45,510,224.

See notes to financial statements.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(3,852,214)	$(1,315,113)
Net realized gain (loss) on investment and foreign currency transactions	(54,954,197)	454,273,934
Net change in unrealized appreciation/depreciation of investments	125,275,619	(74,183,169)

Net increase in net assets from operations	66,469,208	378,775,652
Capital Stock Transactions
Net decrease	(192,046,516)	(362,099,510)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	934,505	1,118,943

Total increase (decrease)	(124,642,803)	17,795,085
Net Assets
Beginning of period	1,761,718,237	1,743,923,152

End of period (including accumulated net investment loss of ($3,905,648) and undistributed net investment income of $1,438,078, respectively)	$1,637,075,434	$1,761,718,237

See notes to financial statements.

16	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	17

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measure-

18	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

ment date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,562,398,741		$	– 0	–	$	– 0	–	$1,562,398,741
Short-Term Investments	40,888,056			– 0	–		– 0	–	40,888,056
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,264,975			– 0	–		– 0	–	10,264,975

Total Investments in Securities	1,613,551,772			– 0	–		– 0	–	1,613,551,772
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total +	$1,613,551,772		$	– 0	–	$	– 0	–	$1,613,551,772

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	19

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

20	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit operating expenses of Class A shares on an annual basis to 1.25% of daily average net assets for Class A shares (the “Expense Cap”). The Expense Cap extends through November 1, 2012 and then may be extended by the Adviser for additional one year terms. For the year ended July 31, 2012, such waivers amounted to $1,172,888.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2012, the reimbursement for such services amounted to $64,667.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,153,754 for the year ended July 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $13,182 from the sale of Class A shares and received $6,353, $36,490 and $6,959 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	21

Notes to Financial Statements

other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
$3,885	$821,554	$784,551	$40,888	$43

Brokerage commissions paid on investment transactions for the year ended July 31, 2012 amounted to $2,124,628, of which $312 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A and Class R shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .30% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $178,250,267, $17,221,696, $145,360 and $277,048 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

22	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,536,006,245		$1,767,568,568
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,559,281,963

Gross unrealized appreciation	$133,745,984
Gross unrealized depreciation	(79,476,175)

Net unrealized appreciation	$54,269,809

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	23

Notes to Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended July 31, 2012, the Fund held purchased options for hedging purposes. During the year ended July 31, 2012, the Fund held written options for hedging purposes.

For the year ended July 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/11	1,790			$8,049,630
Options written	33,976			28,368,457
Options expired	(12,032)			(1,873,384)
Options bought back	(8,189)			(33,026,014)
Options exercised	(15,545)			(1,518,689)

Options written outstanding as of 7/31/12	– 0	–	$	– 0	–

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of July 31, 2012, the Fund had no OTC derivatives with contingent features in net liability positions.

24	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended July 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(8,746,179)	$(1,013,713)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	4,330,752	417,070

Total		$(4,415,427)	$(596,643)

For seven months of the year, the average monthly cost of purchased options contracts was $24,266,396.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	25

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2012, the Fund had securities on loan with a value of $9,847,960 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $10,264,975. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $26,039 and $17,465 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2012 is as follows:

Market Value July 31, 2011 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
$	– 0 –	$220,605	$210,340	$10,265	$17

26	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2012	Year Ended July 31, 2011

Class A
Shares sold	2,693,709	2,974,600	$68,275,577	$74,853,938

Shares converted from Class B	680,034	1,115,157	17,721,666	27,873,316

Shares redeemed	(7,601,863)	(15,682,143)	(196,630,311)	(373,019,473)

Net decrease	(4,228,120)	(11,592,386)	$(110,633,068)	$(270,292,219)

Class B
Shares sold	164,967	218,286	$3,623,077	$4,675,879

Shares converted to Class A	(795,513)	(1,293,325)	(17,721,666)	(27,873,316)

Shares redeemed	(519,683)	(840,035)	(11,393,391)	(17,883,711)

Net decrease	(1,150,229)	(1,915,074)	$(25,491,980)	$(41,081,148)

Class C
Shares sold	337,336	360,164	$7,558,875	$7,923,923

Shares redeemed	(1,497,769)	(1,906,409)	(33,383,825)	(40,820,829)

Net decrease	(1,160,433)	(1,546,245)	$(25,824,950)	$(32,896,906)

Advisor Class
Shares sold	3,445,507	4,561,303	$92,557,874	$120,224,853

Shares redeemed	(4,563,399)	(4,868,490)	(122,282,869)	(126,658,922)

Net decrease	(1,117,892)	(307,187)	$(29,724,995)	$(6,434,069)

Class R
Shares sold	277,483	209,493	$7,132,541	$5,061,458

Shares redeemed	(100,231)	(62,990)	(2,557,311)	(1,521,615)

Net increase	177,252	146,503	$4,575,230	$3,539,843

Class K
Shares sold	684,482	412,846	$18,190,524	$10,426,918

Shares redeemed	(691,183)	(836,553)	(17,916,897)	(20,798,472)

Net increase (decrease)	(6,701)	(423,707)	$273,627	$(10,371,554)

Class I
Shares sold	243,269	222,510	$6,797,681	$5,898,958

Shares redeemed	(441,827)	(410,863)	(12,018,061)	(10,462,415)

Net decrease	(198,558)	(188,353)	$(5,220,380)	$(4,563,457)

For the years ended July 31, 2012 and July 31, 2011, the Fund received $934,505 and $1,118,943, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	27

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2012.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(62,247,783	)(a)
Unrealized appreciation/(depreciation)	54,269,809	(b)

Total accumulated earnings/(deficit)	$(7,977,974)

28	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

(a)	On July 31, 2012, the Fund had a net capital loss carryforward of $57,771,521. At July 31, 2012, the Fund had a qualified late-year ordinary loss deferral of $4,476,262, which is deemed to arise on August 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities, and the tax treatment of a partnership investment.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of July 31, 2012, the Fund had a net capital loss carryforward of $57,771,521 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$14,357,861	n/a	2017
43,413,660	$ – 0 –	No expiration

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities and the tax treatment of a partnership investment resulted in a net increase in accumulated net investment loss and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 26.15	$ 21.05	$ 18.93	$ 20.08	$ 21.60

Income From Investment Operations
Net investment income (loss)(a)	(.04	)(b)	.01	(b)	(.04	)(b)	(.04)	(.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.22	5.09	2.16	(1.11)	(1.39)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.18	5.10	2.12	(1.15)	(1.52)

Net asset value, end of period	$ 27.33	$ 26.15	$ 21.05	$ 18.93	$ 20.08

Total Return
Total investment return based on net asset value(d)*	4.51%	24.23%	11.20%	(5.73)%	(7.04)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$940	$1,010	$1,057	$986	$1,042
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25	%(e)	1.36	%(e)	1.53%	1.48	%(f)
Expenses, before waivers/reimbursements	1.37%	1.40	%(e)	1.47	%(e)	1.53%	1.48	%(f)
Net investment income (loss)	(.14	)%(b)	.05	%(b)(e)	(.20	)%(b)(e)	(.25)%	(.59)%
Portfolio turnover rate	95%	158%	114%	108%	90%

See footnote summary on page 37.

30	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 22.45	$ 18.24	$ 16.55	$ 17.70	$ 19.20

Income From Investment Operations
Net investment loss(a)	(.23)	(.19)	(.21)	(.16)	(.28)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.03	4.40	1.90	(.99)	(1.22)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.80	4.21	1.69	(1.15)	(1.50)

Net asset value, end of period	$ 23.25	$ 22.45	$ 18.24	$ 16.55	$ 17.70

Total Return
Total investment return based on net asset value(d)*	3.56%	23.08%	10.21%	(6.50)%	(7.81)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,494	$80,373	$100,234	$147,046	$296,367
Ratio to average net assets of:
Expenses	2.18%	2.18	%(e)	2.27	%(e)	2.39%	2.29	%(f)
Net investment loss	(1.05)%	(.88	)%(e)	(1.10	)%(e)	(1.11)%	(1.43)%
Portfolio turnover rate	95%	158%	114%	108%	90%

See footnote summary on page 37.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 22.58	$ 18.34	$ 16.63	$ 17.78	$ 19.27

Income From Investment Operations
Net investment loss(a)	(.22)	(.18)	(.20)	(.15)	(.26)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05	4.42	1.91	(1.00)	(1.23)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.83	4.24	1.71	(1.15)	(1.49)

Net asset value, end of period	$ 23.41	$ 22.58	$ 18.34	$ 16.63	$ 17.78

Total Return
Total investment return based on net asset value(d)*	3.68%	23.12%	10.28%	(6.47)%	(7.73)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$190,858	$210,361	$199,201	$200,133	$251,327
Ratio to average net assets of:
Expenses	2.11%	2.13	%(e)	2.21	%(e)	2.30%	2.22	%(f)
Net investment loss	(1.00)%	(.83	)%(e)	(1.05	)%(e)	(1.01)%	(1.34)%
Portfolio turnover rate	95%	158%	114%	108%	90%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 27.40	$ 22.03	$ 19.77	$ 20.91	$ 22.43

Income From Investment Operations
Net investment income (loss)(a)	.01	.05	(.00	)(c)	.01	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28	5.32	2.26	(1.15)	(1.46)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.29	5.37	2.26	(1.14)	(1.52)

Net asset value, end of period	$ 28.69	$ 27.40	$ 22.03	$ 19.77	$ 20.91

Total Return
Total investment return based on net asset value(d)*	4.71%	24.38%	11.43%	(5.45)%	(6.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$361,700	$376,037	$309,035	$297,490	$234,005
Ratio to average net assets of:
Expenses	1.07%	1.10	%(e)	1.17	%(e)	1.23%	1.18	%(f)
Net investment income (loss)	.03%	.19	%(e)	(.01	)%(e)	.06%	(.28)%
Portfolio turnover rate	95%	158%	114%	108%	90%

See footnote summary on page 37.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 25.89	$ 20.91	$ 18.84	$ 19.99	$ 21.50

Income From Investment Operations
Net investment loss(a)	(.13)	(.07)	(.10)	(.05)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.24	5.05	2.17	(1.10)	(1.39)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.11	4.98	2.07	(1.15)	(1.51)

Net asset value, end of period	$ 27.00	$ 25.89	$ 20.91	$ 18.84	$ 19.99

Total Return
Total investment return based on net asset value(d)*	4.29%	23.82%	10.99%	(5.75)%	(7.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,455	$8,315	$3,651	$1,804	$1,336
Ratio to average net assets of:
Expenses	1.56%	1.55	%(e)	1.59	%(e)	1.58%	1.43%
Net investment loss	(.49)%	(.27	)%(e)	(.44	)%(e)	(.30)%	(.55)%
Portfolio turnover rate	95%	158%	114%	108%	90%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 26.50	$ 21.34	$ 19.17	$ 20.28	$ 21.77

Income From Investment Operations
Net investment income (loss)(a)	(.04)	.01	(.02)	.00	(c)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	5.15	2.19	(1.11)	(1.41)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.22	5.16	2.17	(1.11)	(1.49)

Net asset value, end of period	$ 27.72	$ 26.50	$ 21.34	$ 19.17	$ 20.28

Total Return
Total investment return based on net asset value(d)*	4.60%	24.18%	11.32%	(5.47)%	(6.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,490	$40,805	$41,898	$38,480	$28,191
Ratio to average net assets of:
Expenses	1.25%	1.27	%(e)	1.27	%(e)	1.27%	1.24%
Net investment income (loss)	(.15)%	.03	%(e)	(.11	)%(e)	.02%	(.36)%
Portfolio turnover rate	95%	158%	114%	108%	90%

See footnote summary on page 37.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 27.15	$ 21.78	$ 19.50	$ 20.56	$ 21.98

Income From Investment Operations
Net investment income(a)	.06	.09	.05	.06	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.27	5.28	2.23	(1.12)	(1.43)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.33	5.37	2.28	(1.06)	(1.42)

Net asset value, end of period	$ 28.48	$ 27.15	$ 21.78	$ 19.50	$ 20.56

Total Return
Total investment return based on net asset value(d)*	4.90%	24.66%	11.69%	(5.16)%	(6.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,948	$35,837	$32,862	$36,582	$39,318
Ratio to average net assets of:
Expenses	.87%	.94	%(e)	.93	%(e)	.92%	.85%
Net investment income	.24%	.35	%(e)	.24	%(e)	.37%	.04%
Portfolio turnover rate	95%	158%	114%	108%	90%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended July 31, 2008
Class A	1.47%
Class B	2.28%
Class C	2.21%
Advisor Class	1.17%
Class R	—
Class K	—
Class I	—

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 2.81%, 2.98%, 5.15%, 16.15% and 0.53%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2012 and July 31, 2011 by 0.05% and 0.06%, respectively.

See	notes to financial statements.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Large Cap Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2009, were audited by other auditors whose report dated September 25, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Large Cap Growth Fund, Inc. at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2012

38	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Vice President

Vincent C. DuPont(2) , Vice President

John H. Fogarty(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, DuPont and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	39

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

40	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Chairman of the Board William H. Foulk, Jr., #, ## 80 (1992)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin, # 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

42	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	43

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	99	None

44	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	99	None

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	45

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his postion as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

46	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Vincent C. Dupont 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

John H. Fogarty 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	47

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

48	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	49

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (September 1992 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period. The Fund underperformed the Index in the 1- and 3-year periods, outperformed the Index in the 5-year and the since inception periods, and essentially matched the Index in the 10-year period. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Large Cap Growth Funds Average and the Index. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance in the year ended February 29, 2012, the directors concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

50	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher rate than the Fund’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a lower fee rate than that being paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information indicating that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points was higher than the Expense Group median and that the administrative expense reimbursement was less than 1 basis point in the

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	51

Fund’s latest fiscal year. The directors also noted that the Fund’s total expense ratio, which reflected a cap by the Adviser, was higher than the Expense Group median and essentially the same as the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

52	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	53

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/12 ($MIL)	Fund
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,794.5	Large Cap Growth, Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $61,498 (0.003% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund’s Class A shares for that portion of its total operating expenses to the degree necessary to limit the Fund’s Class A shares’ total expense ratio to the amount set forth below for the Fund’s fiscal year. The expenses of the other share classes of the Fund are not capped. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

54	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

notice prior to the termination date of the undertaking. In addition, set forth below are the Fund’s annualized gross expense ratios for the most recently completed semi-annual period:5

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6] (as of 01/31/12)		Fiscal Year End
Large Cap Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	N/A 1.25 N/A N/A N/A N/A N/A	%	1.14 1.44 2.23 2.18 1.57 1.26 0.93	% % % % % % %	July 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	55

redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on March 31, 2012 net assets:8

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	$1,794.5	Large Cap Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.268%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

56	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

that has a substantially similar investment style as the Fund.9 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[10]
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2012 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	Client #1	0.35% on first $50 million 0.30% on next $100 million 0.25% on the balance	0.256%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYGA. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	57

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

58	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Fund, Inc.	0.750	0.663	13/17

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).15 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Large Cap Growth Fund, Inc.	1.249	1.200	14/17	1.237	57/107

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2011, relative to 2010.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any expense reimbursements made by the Adviser to the Fund for the expense cap.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	59

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $14,246, $6,393,831 and $98,133 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $2,495,655 in fees from the Fund.17

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

60	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	61

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
22	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.
23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.
24	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

62	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

	Fund	PG Median	PU Median	PG Rank	PU Rank
Large Cap Growth Fund, Inc.
1 year	1.80	3.62	4.26	15/17	104/127
3 year	24.90	24.89	24.82	8/16	53/115
5 year	6.28	3.28	3.28	2/15	6/99
10 year	4.27	4.18	3.63	7/14	29/73

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Fund, Inc.	1.80	24.9	6.28	4.27	7.90	18.23	0.21	10
Russell 1000 Growth Index	7.62	27.51	4.54	4.30	7.49	16.34	0.22	10
Inception Date: September 28, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
26	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.
27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

64	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

NOTES

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LCG-0151-0712

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2011	$29,000	$—	$10,125
2012	$29,000	$551	$11,029

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2011	$887,860	$ $ $	10,125 — (10,125)
2012	$926,780	$ $ $	11,580 (551 (11,029	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

TEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Large Cap Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 24, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	September 24, 2012